                                                                   Exhibit 10.11

                                   ADDENDUM #1
                                       TO

                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     BETWEEN

                             WAREFORCE INCORPORATED
                                       AND

                                  ORIE RECHTMAN

   THIS Addendum amends and revises that certain Employment Agreement by and between Wareforce Incorporated and Orie Rechtman dated June 1, 1998 as follows:

Amend Section 1 by deleting "six (6) months" and replacing it with "four (4) months".

Agreed to this 28th day of November 2000.

WAREFORCE INCORPORATED                      ORIE RECHTMAN


By: /s/ Dan Ricketts                        /s/ Orie Rechtman
      --------------                        -----------------
         Dan Ricketts
         General Counsel